EXHIBIT (a)(1)(B)

================================================================================
        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

                              LETTER OF TRANSMITTAL

                                    TO TENDER
                                  COMMON SHARES

                                       OF

                              ODD JOB STORES, INC.
                                       AT

                               $3.00 NET PER SHARE
              PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 10, 2003

                                       BY

                           AMAZING SAVINGS HOLDING LLC

================================================================================

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 8:00 AM, NEW YORK CITY TIME, ON
             WEDNESDAY, JULY 9, 2003, UNLESS THE OFFER IS EXTENDED.

================================================================================

                        The Depositary for the Offer is:

                     American Stock Transfer & Trust Company
                    59 MAIDEN LANE, NEW YORK, NEW YORK 10038
                                 (800) 937-5449

             By Mail:               By Facsimile Transmission:          By Hand or Overnight Courier:

 American Stock Transfer & Trust          (718) 234-5001               American Stock Transfer & Trust
             Company                                                               Company
         59 Maiden Lane,               Confirm Facsimile By                    59 Maiden Lane,
        New York, NY 10038                  Telephone:                       New York, NY 10038

                                        (800) 937-5449 or
                                          (212) 936-5100

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

================================================================================

      PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
             CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

       You have received this Letter of Transmittal in connection with the offer of Amazing Savings Holding LLC, a Delaware limited liability company, to purchase up to 8,698,267 common shares, without par value (the "SHARES") of Odd Job Stores, Inc., an Ohio corporation, for $3.00 per Share, net to the tendering shareholder in cash, without interest thereon and less any required withholding taxes, as described in the Offer to Purchase, dated June 10, 2003. If the Offer is not completed on or before July 15, 2003, Amazing Savings has the right to reduce the offer price to $2.90 per share. If more than 8,698,267 shares are validly tendered and not properly withdrawn at the expiration of the Offer, Amazing Savings will purchase shares on a pro rata basis, as described in the Offer to Purchase.

       You should use this Letter of Transmittal to deliver to the Depositary Shares represented by stock certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC"), you may use this Letter of Transmittal or you may use an Agent's Message (as defined in Instruction 2 below). In this document, shareholders who deliver certificates representing their Shares are referred to as "CERTIFICATE SHAREHOLDERS." Shareholders who deliver their Shares through book-entry transfer are referred to as "BOOK-ENTRY SHAREHOLDERS."

       If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary on or prior to the expiration date of the Offer (as defined below), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in the section of the Offer to Purchase entitled "THE TENDER OFFER--3. Procedure for Tendering Shares." See Instruction 2.

       The term expiration date means 8:00 AM, New York City time on Wednesday, July 9, 2003, or if the Offer is extended, the latest time and date at which the Offer, as extended, will expire. DELIVERY OF DOCUMENTS TO DTC WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

       Name of Tendering Institution ___________________________________________


       DTC Participant Number __________________________________________________


       Transaction Code Number _________________________________________________


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

       Name(s) of Registered Owner(s)___________________________________________


       Window Ticket Number (if any)
       or DTC Participant Number _______________________________________________

       Date of Execution of Notice
       of Guaranteed Delivery __________________________________________________

       Name of Institution
       which Guaranteed Delivery _______________________________________________


------------------------------------------------------------------------------------------------------------------------------------
                      DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------- ------------------------------------------------------------
  Name(s) and Address(es) of Registered Holder(s)
  (Please fill in blank, exactly as name(s)                                                      Shares Tendered
  appear(s) on Share certificate(s)                                                 (Attach additional signed list if necessary)
----------------------------------------------------------------------- ------------------- -------------------- -------------------
                                                                                             TOTAL NUMBER OF
                                                                                                 SHARES             NUMBER OF
                                                                          CERTIFICATE         REPRESENTED BY         SHARES
                                                                           NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
                                                                        ------------------- -------------------- -------------------
----------------------------------------------------------------------- ------------------- -------------------- -------------------

----------------------------------------------------------------------- ------------------- -------------------- -------------------

----------------------------------------------------------------------- ------------------- -------------------- -------------------

----------------------------------------------------------------------- ------------------- -------------------- -------------------

----------------------------------------------------------------------- ------------------- -------------------- -------------------
                                                                        TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------------------

(1)  Need not be completed by Book-Entry Shareholders.

(2)  Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

       The undersigned hereby tenders to Amazing Savings Holding LLC, a Delaware limited liability company ("AMAZING SAVINGS"), the above-described common shares, without par value (the "SHARES"), of Odd Job Stores, Inc., an Ohio corporation (the "COMPANY"), pursuant to the Offer to Purchase, dated June 10, 2003 (the "OFFER TO PURCHASE"), at a price of $3.00 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as amended or supplemented from time to time, collectively constitute the "OFFER"). If the Offer is not completed on or before July 15, 2003, Amazing Savings has the right to reduce the offer price to $2.90 per share. The undersigned understands that pursuant to an Assignment and Assumption Agreement, dated as of June 3, 2003, Amazing Savings has assigned, its right to purchase the Shares tendered herewith to its newly formed, wholly owned subsidiary, OJSAC, Inc., a Delaware corporation.

       On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Amazing Savings, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after June 10, 2003 (collectively, "DISTRIBUTIONS"). In addition, the undersigned irrevocably appoints the American Stock Transfer & Trust Company (the "DEPOSITARY") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder's rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares ("SHARE CERTIFICATES") and any Distributions, or transfer ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Amazing Savings, (b) to present such Shares and any Distributions for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

       The undersigned hereby irrevocably appoints each of the designees of Amazing Savings the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Amazing Savings will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Amazing Savings accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Amazing Savings reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Amazing Savings' acceptance for payment of such Shares, Amazing Savings must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.

       The undersigned hereby represents and warrants that, the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Amazing Savings, Amazing Savings will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) which have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Amazing Savings to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Amazing Savings any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Amazing Savings shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Amazing Savings in its sole discretion.

       It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership to Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Share Certificate(s) shall pass only after the Depositary has actually received the Share Certificate(s).

       All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

       The undersigned understands that the acceptance for payment by Amazing Savings of Shares tendered pursuant to one of the procedures described in the section of the Offer to Purchase entitled "THE TENDER OFFER--3. Procedure for Tendering Shares" will constitute a binding agreement between the undersigned and Amazing Savings upon the terms and subject to the conditions of the Offer.

       Unless otherwise indicated herein under the box entitled "SPECIAL PAYMENT INSTRUCTIONS," please issue the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under the box entitled "SPECIAL DELIVERY INSTRUCTIONS," please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby or by an Agent's Message and delivered by book-entry transfer, but which are not purchased, by crediting the participant account at DTC from which tendered Shares were transferred. The undersigned recognizes that Amazing Savings has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Amazing Savings does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES:  _____


--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
--------------------------------------------------------------------------------
To be completed ONLY if the check for the purchase price of shares of Common Stock accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned, if certificates for shares of Common Stock not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if shares of Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue check and/or share certificate(s) to:

Name:___________________________________________________________________________

________________________________________________________________________________

                        (PLEASE PRINT)
Address: _______________________________________________________________________
                      (INCLUDE ZIP CODE)

________________________________________________________________________________
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE FORM W-9)

Credit shares of Common Stock delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

________________________________________________________________________________
                       (ACCOUNT NUMBER)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed, ONLY if certificates for shares of Common Stock not tendered or not accepted for payment and/or the check for the purchase price of shares of Common Stock accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail check and/or Share certificates to:

Name: __________________________________________________________________________

________________________________________________________________________________
                        (PLEASE PRINT)

Address: _______________________________________________________________________
                      (INCLUDE ZIP CODE)

________________________________________________________________________________
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE FORM W-9)

* Such person(s) must properly complete the Substitute Form W-9 herein, an IRS Form W-BEN, an IRS Form W-8ECI or an IRS Form W-8IMY, as applicable.

                              IMPORTANT - SIGN HERE
               (U.S HOLDERS PLEASE ALSO COMPLETE FORM W-9 BELOW )
         (NON-U.S. HOLDERS PLEASE OBTAIN AND COMPLETE IRS FORM W-8BEN OR
                       OTHER IRS FORM W-8, AS APPLICABLE)
________________________________________________________________________________
                        (SIGNATURE(S) OF SHAREHOLDER(S))

Dated: __________ ___, 2003

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on the share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Name of Firm:___________________________________________________________________

Capacity (full title):__________________________________________________________
                               (SEE INSTRUCTION 5)
Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security Number:______________________________
                                                   (SEE FORM W-9)

       GUARANTEE OF SIGNATURE(S) (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:___________________________________________________________

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)
Title:__________________________________________________________________________

Name of Firm:  _________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

       1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program (each, an "ELIGIBLE INSTITUTION"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a securities position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

       2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section of the Offer to Purchase entitled "THE TENDER OFFER--3. Procedure for Tendering Shares." A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary's account at DTC of Shares tendered by book-entry transfer ("BOOK ENTRY CONFIRMATION"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent's Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the section of the Offer to Purchase entitled "THE TENDER OFFER--1. Terms of the Offer"). Please do not send your Share Certificates directly to Amazing Savings Holding LLC or Odd Job Stores, Inc.

       Shareholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the section of the Offer to Purchase entitled "THE TENDER OFFER--3. Procedure for Tendering Shares." Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Amazing Savings must be received by the Depositary prior to the Expiration Date and (c) Share Certificates representing all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent's Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

       A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

       The term "AGENT'S MESSAGE" means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Amazing Savings may enforce such agreement against the participant.

       THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY

RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

       No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

       All questions as to validity, form and eligibility of the surrender of any Share Certificate hereunder will be determined by Amazing Savings (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding. Amazing Savings reserves the right to waive any irregularities or defects in the surrender of any Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.

       3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

       4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box titled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

       5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

       If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

       If any of the tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

       If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Amazing Savings of their authority so to act must be submitted.

       If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

       If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

       6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, Amazing Savings will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates representing Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

       Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

       7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. However, if the appropriate boxes on this Letter of Transmittal are not completed, all Shares tendered hereby or by Agent's Message by book-entry transfer that are not purchased will be returned by crediting the same account at DTC as the participant account from which such Shares were delivered.

       8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Amazing Savings' expense.

       9. BACKUP WITHHOLDING. In order to avoid U.S. federal "backup withholding" at a rate of 28% with respect to cash received in exchange for Shares pursuant to the Offer, a shareholder submitting Shares must (i) provide the Depositary with a properly completed Substitute Form W-9, included in this Letter of Transmittal, and sign such form under penalties of perjury, (ii) provide the Depositary with a properly completed IRS Form W-8BEN or other IRS Form W-8, as applicable, and sign such form under penalties of perjury, or (iii) otherwise establish an exemption. IRS Form W-8BEN and other IRS Forms W-8 are available from the Depositary or from the Internal Revenue Service web site, at http://www.irs.ustreas.gov. Please see "Important Tax Information," below.

       10. WITHHOLDING ON REDEMPTION PAYMENTS TO NON-U.S. HOLDERS. Non-U.S. holders should submit a properly completed IRS Form W-8BEN (to claim an exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) or IRS Form W-8EC1 (to claim an exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business) (or other IRS Form W-8, as applicable) in order to establish their eligibility for a reduction in U.S. withholding of 30% generally imposed on such redemption payments. Please see "Important Tax Information," below.

       11. LOST, DESTROYED, MUTILATED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has (have) been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost or by calling the Depositary at (800) 937-5449. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

       12. WAIVER OF CONDITIONS. Subject to the terms and conditions of the Tender Agreement (as defined in the Offer to Purchase), the conditions of the Offer (other than the Minimum Tender Condition, as defined in the Offer to Purchase) may be waived by Amazing Savings in whole or in part at any time and from time to time in its sole discretion.

       IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

Under United States federal income tax laws, we are generally required to report any cash payment made to a holder of Shares surrendered in the Offer to you and to the United States Internal Revenue Service ("IRS") and we may be required to "backup withhold" 28% of any such payment.

To avoid such backup withholding, a U.S. holder whose Shares are submitted herewith should provide the Depositary a properly completed Substitute Form W-9, which is attached hereto, signed under penalties of perjury, including such shareholder's current Taxpayer Identification Number ("TIN") and other certifications. A U.S. holder of Shares is required to give the Depositary the social security number or employer identification number of the record owner of the Shares being submitted for payment in connection with the Tender Agreement. If the shares are in more than one name or are not in the name of the actual owner, please consult the enclosed Substitute Form W-9 for additional guidance on which number to report. If the holder does not have a TIN, the holder should write "Applied For" in the space provided for the TIN and complete the enclosed Certificate of Awaiting Taxpayer Identification Number. If the holder does not provide the Depositary with a certified TIN within 60 days, the Depositary must backup withhold 28% of all cash payments made to the holder.

Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. Exempt persons who are not foreign holders are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the Substitute Form W-9 in the space provided.

A non-U.S. holder should submit to the Depositary the appropriate version of an IRS Form W-8, properly completed, including certification of such individual's foreign status, and signed under penalty of perjury. IRS Form W-8BEN is the version of IRS Form W-8 most likely to apply to foreign persons claiming exemption from backup withholding. Non-U.S. persons should carefully read the instructions to IRS Form W-8BEN and, if applicable, complete the required information, sign and date the IRS Form W-8BEN and return the form to the Depositary with the completed Letter of Transmittal. In certain cases, IRS Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of IRS Form W-8. IRS Form W-8BEN and other IRS Forms W-8 are available from the Depositary or from the IRS website, at http://www.irs.gov.

If the Depositary is not provided with a properly completed Substitute Form W-9 or an IRS Form W-8BEN or other IRS Form W-8, the holder may be subject to a $50 penalty imposed by the IRS. In addition, the Depositary may be required to withhold 28% of any cash payment made to the holder with respect to Shares submitted in connection with the Tender Agreement as backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the IRS may be obtained.

In addition, non-U.S. holders will be subject to U.S. withholding tax at 30% on the amount of any redemption payment by the Company. Non-U.S. holders should submit a properly completed IRS Form W-8BEN (to claim an exemption from, or a reduction of, U.S. withholding tax under an income tax treaty), IRS Form W-8ECI (to claim an exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business), or other applicable IRS Form W-8 to establish an entitlement to a reduction in withholding, as discussed in the Offer to Purchase under "Certain United States Federal Income Tax Consequences of the Offer--Non-U.S. Holders." Redemption payments subject to this U.S. withholding tax will be subject to information reporting.

Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding or a reduction in withholding on redemption payments, or contact the Depositary.

                  TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS
                               (SEE INSTRUCTION 9)


SUBSTITUTE
FORM W-9
(Rev. January 2003)
                                                                   REQUEST FOR TAXPAYER                            GIVE FORM TO THE
Department of the Treasury                               IDENTIFICATION NUMBER AND CERTIFICATION                   REQUESTER. DO NOT
Internal Revenue Service                                                                                            SEND TO THE IRS.
------------------------------------------------------------------------------------------------------------------------------------
                                 PRINT OR TYPE
                      SEE SPECIFIC INSTRUCTIONS ON PAGE 3.
------------------------------------------------------------------------------------------------------------------------------------
           Name
------------------------------------------------------------------------------------------------------------------------------------
           Business name, if different from above
------------------------------------------------------------------------------------------------------------------------------------
                                         Individual/                                                             Exempt from backup
           Check appropriate box:    [ ] Sole proprietor      [ ] Corporation  [ ] Partnership  [ ]Other -   [ ] withholding
------------------------------------------------------------------------------------------------------------------------------------
           Address (number, street, and apt. or suite no.)                                  Requester's name and Address (optional)
-------------------------------------------------------------------------------------
           City, state, and ZIP code
-------------------------------------------------------------------------------------
           List account number(s) here (optional)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PART I      TAXPAYER IDENTIFICATION NUMBER (TIN)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   SOCIAL SECURITY NUMBER
Enter your TIN in the appropriate box. For individuals, this is your social
security number (SSN). HOWEVER, FOR A RESIDENT ALIEN, SOLE PROPRIETOR, OR                           - - - / - - / - - -
DISREGARDED ENTITY, SEE THE PART I INSTRUCTIONS ON PAGE 4. For other entities, it is your employer identification number (EIN). If you do not have a number, see HOW TO GET A TIN on page 4.
                                                                                                             OR
NOTE: If the account is in more than one name, see the chart on page 5 for guidelines on whose number to enter.
                                                                                                EMPLOYER IDENTIFICATION NUMBER

                                                                                                     - - / - - - - - - -

--------------------------------------------------------------------------------
PART II     CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3.  I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. (See the instructions on page 5.)
------------ -------------------------------------------------------------------
SIGN HERE    SIGNATURE OF
             U.S. PERSON -                                           DATE:
------------ -------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

               1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

               2. Certify that you are not subject to backup withholding, or

               3. Claim exemption from backup withholding if you are a U.S. exempt payee.


FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).


NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in

                                                                         PAGE 2
--------------------------------------------------------------------------------

the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

               If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

               1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

               2. The treaty article addressing the income.

               3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

               4. The type and amount of income that qualifies for the exemption from tax.

               5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

               If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

               You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.


PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

               1. You do not furnish your TIN to the requester, or

               2. You do not certify your TIN when required (see the Part II instructions on page 5 for details), or

               3. The IRS tells the requester that you furnished an incorrect TIN, or

               4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

               5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

               Certain payees and payments are exempt from backup withholding. See the instructions below.


PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

                                                                         PAGE 3
--------------------------------------------------------------------------------

SPECIFIC INSTRUCTIONS

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

               If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).


EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.


Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

               1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

               2. The United States or any of its agencies or instrumentalities;

               3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

               4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

               5. An international organization or any of its agencies or instrumentalities.

               Other payees that MAY BE EXEMPT from backup withholding include:

               6. A corporation;

               7. A foreign central bank of issue;

               8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

                                                                         PAGE 4
--------------------------------------------------------------------------------

               9. A futures commission merchant registered with the Commodity Futures Trading Commission;

               10. A real estate investment trust;

               11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

               12. A common trust fund operated by a bank under section 584(a);

               13. A financial institution;

               14. A middleman known in the investment community as a nominee or custodian; or

               15. A trust exempt from tax under section 664 or described in section 4947.

               The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

------------------------------------ ----------------------------------
IF THE PAYMENT IS FOR . . .          THEN THE PAYMENT IS EXEMPT FOR . .
------------------------------------ ----------------------------------
Interest and dividend payments       All exempt recipients except
                                     FOR 9
------------------------------------ ----------------------------------
Broker transactions                  Exempt recipients 1 through 13.
                                     Also, a person registered under
                                     the Investment Advisers Act of
                                     1940 who regularly acts as a
                                     broker
------------------------------------ ----------------------------------
Barter exchange transactions and     Exempt recipients 1 through 5
patronage dividends
------------------------------------ ----------------------------------
Payments over $600 required to be    Generally, exempt recipients 1
reported and direct sales over       through 7(2)
$5,000(1)
------------------------------------ ----------------------------------

(1)  See FORM 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are NOT EXEMPT from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.


PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

               If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

               If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 3), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 5 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at WWW.SSA.GOV/ONLINE/SS5.HTML. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at WWW.IRS.GOV.

               If you are asked to complete Substitute Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

                                                                         PAGE 5
--------------------------------------------------------------------------------

PART II. CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

               For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 3.

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

               1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

               2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

               3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

               4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

               5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.


               WHAT NAME AND NUMBER TO GIVE THE REQUESTER
----------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:               GIVE NAME AND SSN OF:
--------------------------------------- ------------------------------
1. Individual                           The individual

2. Two or more individuals              The actual owner account or, if combined
   (joint account)                      funds, the first individual on the
                                        account (1)

3. Custodian account of a minor         The minor (2)
  (Uniform Gift to Minors Act)

4.   a. The usual revocable savings     The grantor-trustee (1)
        (grantor is also trustee)

     b. So-called trust account that    The actual owner (1)
        is not a legal or valid
        trust under state law

5.  Sole proprietorship or              The owner (3)
    single-owner LLC

--------------------------------------- -------------------------------
FOR THIS TYPE OF ACCOUNT:               GIVE NAME AND EIN OF:
--------------------------------------- -------------------------------
6.   Sole proprietorship or             The owner (3)
     single-owner LLC

7.   A valid trust, estate, or          Legal entity (4)
     pension trust

8.   Corporate or LLC electing          The corporation
     corporate status on Form 8832

9.   Association, club, religious,      The organization
     charitable, educational, or
     other tax-exempt organization

10.  Partnership or multi-member LLC    The partnership

11.  A broker or registered nominee     The broker or nominee

12.  Account with the Department of     The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
--------------------------------------- -------------------------------

(1) List first and circle the name of the person whose number you furnish.If only one person on a joint account has an SSN, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's SSN.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

--------------------------------------------------------------------------------

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

               You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.


       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
                 PLEASE REVIEW THE ENCLOSED SUBSTITUTE FORM W-9.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT HAVE A TAXPAYER
     IDENTIFICATION NUMBER AND WROTE "APPLIED FOR" IN SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.


SIGNATURE ______________________________             DATE ___________ ___, 2003
--------------------------------------------------------------------------------

                     The Information Agent for the Offer is:


                            MACKENZIE PARTNERS, INC.


                            Mackenzie Partners, Inc.
                                105 Maiden Avenue
                               New York, NY 10016

                 Banks and Brokers Call Collect: (212) 959-5500
                    All Others Call Toll Free: (800) 322-2885